                                                                   Exhibit 99.2

                        Conference Call Materials
                             (April 11, 2000)

BOB:

THIS IS BOB STRICKLAND FROM WELLS FARGO INVESTOR RELATIONS. ON THE CALL TODAY WE HAVE LES BILLER, WELLS FARGO'S VICE CHAIRMAN AND CHIEF OPERATING OFFICER, ROSS KARI, EVP AND CFO OF WELLS FARGO, AND JOHN GANOE, EVP OF CORPORATE DEVELOPMENT. THEY HAVE ABOUT 5 MINUTES OF PREPARED COMMENTS AND THEN WE'LL OPEN THE CALL UP TO QUESTIONS. BUT FIRST, WE NEED THE STANDARD SECURITIES LAW DISCLOSURE. IN TODAY'S CALL WE WILL MAKE FORWARD LOOKING STATEMENTS ABOUT SPECIFIC ITEMS OF INCOME AND THE BALANCE SHEET FOR WELLS FARGO. THE LEVEL OF THESE ITEMS ACTUALLY REALIZED IN THE FUTURE MIGHT DIFFER MATERIALLY FROM THE LEVELS WE ANTICIPATE. IN THE PRESS RELEASE ANNOUNCING THE TRANSACTION WE HAVE INCLUDED ADDITIONAL INFORMATION CONCERNING FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM WHAT WE NOW EXPECT.

LES:

THANK YOU FOR JOINING US TODAY. WE ARE EXCITED ABOUT THE OPPORTUNITIES THE MERGER OF WELLS FARGO AND FIRST SECURITY BRINGS FOR OUR CUSTOMERS, COMMUNITIES AND SHAREHOLDERS.

FIRST, A QUICK OVERVIEW OF FIRST SECURITY. THEY ARE THE 2ND LARGEST INDEPENDENT BANK HOLDING COMPANY IN THE WESTERN UNITED STATES. THEY OPERATE 333 BANKING OFFICES IN SEVEN WESTERN STATES, ALL WITHIN THE WELLS FARGO FOOTPRINT, WITH LEADING MARKET SHARE IN UTAH AND IDAHO. AS SHOWN ON SLIDE NUMBER 3, WITH THIS MERGER, WELLS FARGO WILL NOW HAVE LEADING MARKET SHARE IN THE FAST GROWING WESTERN STATES OF UTAH, IDAHO, NEW MEXICO AND NEVADA. WE ALSO STRENGTHEN OUR PRESENCE IN CALIFORNIA, OREGON AND WYOMING.

THE DEAL STRUCTURE IS SHOWN ON SLIDE 4. UNDER TERMS OF THE AGREEMENT, APPROVED BY THE BOARDS OF BOTH COMPANIES, FIRST SECURITY SHAREHOLDERS WILL RECEIVE 0.355 SHARES OF WELLS FARGO COMMON STOCK FOR EACH SHARE OF FIRST SECURITY COMMON STOCK. A TOTAL OF APPROXIMATELY 71,600,000 SHARES OF WELLS FARGO STOCK WILL BE ISSUED, BASED ON THE TREASURY METHOD. AT A WELLS FARGO SHARE PRICE OF $39.75 THE DEAL IS WORTH APPROXIMATELY $2.8 BILLION. IT WILL BE ACCOUNTED FOR AS A POOLING OF INTERESTS AND WILL BE A TAX-FREE EXCHANGE FOR FIRST SECURITY SHAREHOLDERS. WE EXPECT THE MERGER TO CLOSE IN THE SECOND HALF OF THIS YEAR.

THE DEAL PRICING MULTIPLES ARE SHOWN ON SLIDE 5. WE ARE PAYING 1.56X BOOK AND 11.8X PRICE TO ESTIMATED 2000 EARNINGS. WE THINK THIS PRICE IS VERY REASONABLE CONSIDERING THE VALUABLE FRANCHISE FIRST SECURITY HAS.

ROSS WILL NOW DISCUSS THE FINANCIAL ASSUMPTIONS USED FOR THIS MERGER.

ROSS:

THE MERGER WILL BE ACCRETIVE IMMEDIATELY TO WELLS FARGO EARNINGS PER SHARE, EXCLUDING MERGER RELATED EXPENSES AND ANY SPECIAL CHARGES TAKEN BY FIRST SECURITY BEFORE THE MERGER CLOSES. THE MERGER EXCEEDS OUR IRR HURDLE RATE OF 15 PERCENT.

WE USED VERY CONSERVATIVE FINANCIAL ASSUMPTIONS. WE ASSUMED $1.20 CORE EPS IN 2000 FOR FIRST SECURITY, WHICH IS CONSISTENT WITH THE CONSERVATIVE ESTIMATES CURRENTLY AVAILABLE FOR FIRST SECURITY. WE HAVE INCLUDED NO REVENUE SYNERGIES IN OUR MODEL AND USED CONSERVATIVE CORE REVENUE GROWTH RATE ASSUMPTIONS. WE HAVE COUNTED ONLY $125 MILLION, OR 15% EXPENSE TAKEOUTS AND ALLOWED FOR UP TO $375 MILLION OF MERGER AND INTEGRATION RELATED COSTS.

WE'VE ALSO ASSUMED $1.2 BILLION OF DEPOSITS WOULD NEED TO BE DIVESTED FOR ANTI-TRUST REASONS.

WE ARE COMFORTABLE THAT ALL OF THESE FINANCIAL ASSUMPTIONS ARE VERY CONSERVATIVE AND THEY STILL YIELD AN ATTRACTIVE RETURN.

NOW JOHN WILL DISCUSS OUR DUE DILIGENCE PROCESS AND FURTHER EXPLAIN WHY WE LIKE THIS MERGER.

JOHN:

AS MOST OF YOU KNOW, I HAVE HAD THE OPPORTUNITY TO LOOK AT HUNDREDS OF DEALS DURING MY CAREER AT NORWEST AND NOW WELLS FARGO. I HAVE ALSO WALKED AWAY FROM HUNDREDS OF DEALS IF THE SENIOR MANAGEMENT TEAM AND I WERE UNCOMFORTABLE WITH THE PRICE, TERMS, OR DUE DILIGENCE RESULTS. WHILE THIS DEAL WAS COMPLETED QUICKLY, WE HAVE COMPLETED A THOROUGH DUE DILIGENCE PROCESS. WE

HAD 150 EXPERIENCED WELLS FARGO TEAM MEMBERS AT FIRST SECURITY FOR OVER 3 DAYS. AS A RESULT OF OUR DUE DILIGENCE PROCESS, THE SENIOR MANAGEMENT TEAM AT WELLS FARGO AND I FEEL VERY CONFIDENT IN THE FINANCIAL ASSUMPTIONS WE USED IN THIS MERGER.

WE LIKE THIS MERGER BECAUSE IT PROVIDES DOMINANT MARKET POSITION IN UTAH, IDAHO, NEVADA AND NEW MEXICO. WE REALLY LOOK AT THIS DEAL AS BEING SIMILAR TO THE HUNDREDS OF OTHER FILL-IN ACQUISITIONS WE HAVE DONE IN OUR BANKING STATES - IT STRENGTHENS OUR PRESENCE IN STATES WE ALREADY DO BUSINESS IN.

THIS MERGER IS A CULTURAL FIT WITH WELLS FARGO'S REGIONAL APPROACH TO BANKING AND ALTHOUGH WE DID NOT ASSUME ANY REVENUE GROWTH IN OUR MODELING, IT DOES EXPAND OUR CUSTOMER BASE FOR CROSS-SELLING ADDITIONAL PRODUCTS.

LES, ROSS AND I WOULD NOW BE HAPPY TO ANSWER ANY QUESTIONS YOU MAY HAVE.

                              WELLS FARGO & COMPANY
                                   MERGER WITH
                           FIRST SECURITY CORPORATION





                                                  Conference Call (415-904-7330)
                                                                  April 11, 2000
                                                                      3 p.m. EST

                           FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements about the financial condition, results of operations and business of Wells Fargo on a pro forma basis assuming completion of the proposed merger transaction with First Security. These forward-looking statements include those relating to: (a) the internal rate of return to Wells Fargo expected to be generated by the merger; (b) the expected percentage accretion from the merger to Wells Fargo's cash and GAAP earnings per share; (c) the expenses expected to be incurred by Wells Fargo to integrate the two companies; (d) the cost savings expected to be realized by Wells Fargo from combining the two companies; (e) the accounting method expected to be used by Wells Fargo to account for the merger; (f) the business opportunities and strategies expected to be available to Wells Fargo and First Security following the merger; (g) the anticipated closing date of the merger; and (h) other statements that include the words "believes," "expects," "anticipates," "intends," "estimates," "should" or similar expressions.

These forward-looking statements involve risks and uncertainties. Factors that could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements include, among other things, the following possibilities: (a) expected cost savings from the merger cannot be fully realized or realized within the expected time frame; (b) revenues following the merger are lower than expected; (c) costs or difficulties related to the integration of the businesses of Wells Fargo and First Security are greater than expected; and (d) the merger is accounted for as a purchase rather than a pooling of interests.

Wells Fargo's reports filed with the SEC, including Wells Fargo's Form 10-K for the year ended December 31, 1999, describe additional factors that could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements, including certain credit, market, operational, liquidity and interest rate risks associated with Wells Fargo's business and operations. Other factors described in Wells Fargo's December 31, 1999 Form 10-K include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation, the combination of the former Norwest Corporation and the former Wells Fargo & Company, and other acquisitions by Wells Fargo.

                             FIRST SECURITY OVERVIEW

-  2nd largest independent bank holding company in the Western United States.

- Operates 333 banking offices in seven western states, all within the Wells Fargo footprint.

-  #1 deposit market share in Utah ($5.1B, 27%) and Idaho ($3.1B, 31%).

                              DEPOSIT MARKET SHARE

STATE MARKET SHARE

                     DEPOSITS        MARKET        FSCO          WFC         PROFORMA
                      ($MM)           SHARE        RANK          RANK         RANK (a)
                     --------        -------       ----          ----        ---------
Utah                 $ 5,098          26.5 %          1           10               1
Idaho                  3,123          30.8            1            6               1
New Mexico             1,660          11.8            3            1               1
Nevada                 1,218           7.3            5            2               1
California             1,020           0.2           44            3               3
Oregon                   492           1.7           10            4               4
Wyoming                  204           3.5            8            4               3

  Total              $12,815



(a) PROFORMA MARKET SHARE RANK WITH WELLS FARGO, ADJUSTED FOR POTENTIAL DIVESTITURES

SOURCE: SNL SECURITIES DEPOSIT DATA AS OF JUNE 30, 1999

                                 DEAL STRUCTURE

-    Fixed exchange of WFC shares

     -    Exchange of 0.355 WFC shares for each FSCO share outstanding

     - Total of approximately 71,600,000 WFC shares issued (based on Treasury method)

-    Deal value of $2,846 MM ($14.11 per share), with WFC at $39.75

-    Tax-free exchange

-    Pooling accounting

-    Second half 2000 close

                                  DEAL PRICING

PRICE MULTIPLES
Price to Market                                  1.16               X

Price to Book                                    1.56               X

Price to 1999 Earnings                           10.2               X

Price to Estimated 2000 Earnings                 11.8               X

Tangible Premium to Deposits                     12.3               %

                                  DEAL RESULTS

- Accretive Immediately to Wells Fargo EPS (excluding merger related expenses and any First Security special charges)

-    Internal Rate of Return - 15%+

                                 KEY ASSUMPTIONS

FSCO CORE 2000 EPS                              $1.20

REVENUE SYNERGIES                       NONE INCLUDED

EXPENSE SAVES                                 $125 MM

% of FSCO 1999 Expenses                          15 %

MERGER EXPENSES                               $375 MM

DEPOSIT DIVESTITURES                           $1.2 B

                              ACQUISITION RATIONALE

-    Provides #1 market position in Utah, Idaho, Nevada and New Mexico

- Solidifies our position in the Intermountain West region, which is the fastest-growing regional economy in the United States

-    Cultural fit with Wells Fargo's regional approach to banking

-    Expands our customer base for cross-selling additional products